EXHIBIT 10.2

UNITED STATES DEPARTMENT OF AGRICULTURE	TYPE OF RESEARCH AGREEMENT
RESEARCH AGREEMENT	Cooperative Research and Development Agreement
	AGREEMENT NO. 58-3K95-3-967	TYPE OF ACTION Amendment No. 1
AGENCY (Name and Address)
Agricultural Research Service 1400 Independence Avenue SW Washington DC 20250-0302	PERIOD OF AGREEMENT 11/1/02 through 10/31/04
	FEDERAL OBLIGATION $ -0-	CHANGE IN FEDERAL OBLIGATION N/A
	CRIS NO.	AUTHORITY
PERFORMING ORGANIZATION (Name and Address) Zeta Corporation 1025 - 11811 N. Tatum Blvd. Phoenix, AZ 85028-1699	1265-31000-087-01T	15 USC 3710a, et seq.
OBLIGATION DISTRIBUTION
	Accounting Code	$Amount
	X91-1265-356	$292,727.00
PRINCIPAL INVESTIGATOR (Name and Address) Harmel Rayat (Same as Above)	FINANCE OFFICE (Complete Mailing Address) USDA, ARS, BA, Budget and Fiscal Office 10300 Baltimore Ave. Bldg. 003, Rm. 206, BARC-West Beltsville, MD 20705-2350
TITLE OF PROJECT Development and Application of an In Vitro Model of the Pig Liver	AUTHORIZED DEPARTMENTAL OFFICER'S DESIGNATED REPRESENTATIVE (Name and Address)
	Neil C. Talbot USDA, ARS, BA, ANRI, GEML 10300 Baltimore Ave. Bldg. 200, Rm. 13A, BARC-E Beltsville, MD 20705-2350	Co-ADODR Tom Caperna USDA/ARS/BA/GBL, 10300 Baltimore Ave. Bldg. 200, Rm. 202, Beltsville, MD 20705-2350
LOG #22659 This Agreement is amended, as follows: 1. Addition of Tom Caperna as Co-ADODR. ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

FOR THE UNITED STATES DEPARTMENT OF AGRICULTURE
AUTHORIZED DEPARTMENTAL OFFICER	TYPED NAME	DATE November 14, 2002
/s/ Richard Brenner	RICHARD J. BRENNER Authorized Departmental Officer
FOR THE PERFORMING ORGANIZATION (Signature of person authorized by the governing body of the performing organization to incur contractual obligations.)
SIGNATURE /s/ Harmel S. Rayat	TYPED NAME AND TITLE Harmel Rayat	DATE November 28, 2002